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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2011

TE CONNECTIVITY LTD.
(Exact Name of Registrant as Specified in its Charter)

Switzerland (Jurisdiction of Incorporation)	98-0518048 (IRS Employer Identification Number)

001-33260
(Commission File Number)

Rheinstrasse 20
CH-8200 Schaffhausen
Switzerland
(Address of Principal Executive Offices, including Zip Code)

+41 (0)52 633 66 61
(Registrant's Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

        As previously reported, at the annual general meeting of TE Connectivity Ltd. (the "Company") held on March 9, 2011, the Company's shareholders approved the cancellation of 5,134,890 shares purchased by the Company under its share repurchase program during the period beginning July 27, 2010 and ending December 24, 2010 and the amendment of the Company's Articles of Association to effect the resulting share capital reduction by CHF 7,034,799.30 to CHF 634,420,537.08.

        The amendment to the Company's Articles of Association reflecting the share capital reduction became effective on May 20, 2011.

        A copy of the Company's amended and restated Articles of Association is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

  (d)
  Exhibits

Exhibit Number	Description
3.1	Articles of Association of TE Connectivity Ltd. (TE Connectivity AG) (TE Connectivity SA), as amended and restated

 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TE CONNECTIVITY LTD. (Registrant)
By:	/s/ HAROLD G. BARKSDALE
Harold G. Barksdale Corporate Secretary

Date: May 20, 2011

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  Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
  Item 9.01 Financial Statements and Exhibits.
SIGNATURES